UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

June 28, 2007

PRECISION OPTICS CORPORATION, INC.
(Exact name of registrant as specified in its charter)

Massachusetts	001-10647	04-2795294
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

22 East Broadway, Gardner, Massachusetts 01440
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (978) 630-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On June 28, 2007, Edward Benjamin informed Precision Optics Corporation, Inc. (the “Company”) that he would be retiring from his position as a member of the Board of Directors of the Company, effective at the close of business on June 28, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2007	PRECISION OPTICS CORPORATION, INC.

	By:	/s/ Richard E. Forkey
Name: Richard E. Forkey
Title: Chief Executive Officer, President and Treasurer